James D. King

President

(610) 371-2084

Jim.king@npitc.com

January 9, 2011

William C. Martindale, Jr.

President and CEO of the Conestoga Funds

Conestoga Capital Advisors

259 N. Radnor Chester Rd.  Ste 120

Radnor, Pa 19087

Upon effectiveness of Post-Effective Amendment 8 to the registration statement of

Conestoga Funds under Securities Act of 1933, we hereby undertake to maintain the expense ratio of Institutional Advisors LargeCap Fund Series of the Conestoga Funds (the "Fund") to 1.35% of the Fund's average daily net assets (the "Operating Expense Limit").

We acknowledge and affirm that, to the extent that the aggregate expenses incurred by the Fund in any fiscal year, including but not limited to investment advisory fees payable to us (but excluding Rule 12b-1 fees, Shareholder servicing fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund' s business), exceed the Operating Expense Limit, such excess amount shall be our liability.

This will letter remain in effect until January 29, 2012.

Very truly yours,

JDK

cc: Duane D’Orazio, Conestoga Funds

      Karen Kleffel, IALLC Chief Compliance Officer

2201 Ridgewood Road, #180  l  Wyomissing, PA  19610-1190  l  p  610.372.6414 / 800.826.5534  l  f  610.372.6473